DEAN HELLER
                       SECRETARY OF STATE
                       206 NORTH CARSON STREET
                       CARSON City, NEVADA 89701-4299
                       (775) 684 5708
                       WEBSITE:  SECRETARYOFSTATE.BIZ

Articles of Incorporation
PURSUANT TO NRS 78)

    IMPORTANT. READ ATTACHED INSTRUCTIONS BEFORE COMPLETING FORM
                                            ABOVE SPACE IS FOR OFFICE USE ONLY
1. NAME OF
   CORPORATION:              PREMIERE PUBLISHING GROUP, INC.

2. RESIDENT AGENT            PARACORP INCORPORATED
   NAME AND STREET ADDRESS   NAME
(must be a Nevada address    318 N CARSON ST STE 208   CARSON CITY NEVADA 89701
where process may be         Street Address            City            Zip Code
served)                      Optional Mailing Address  City     State  Zip Code

3. SHARES:
(number of shares
corporation
authorized to issue
           Number of shares                                  Number of shares
           with par value:  75,000,000   Par value: $ .001   without par value

4. NAMES &                   1. MICHAEL A. JACOBSON
 ADDRESSES,                  Name
OF BOARD OF
DIRECTORS/TRUSTEES:          386 PARK AVENUE SOUTH, 18TH FLOOR
                             NEW YORK                  NY      10016
                             Street Address    City    State   Zip Code

                             2.
                             Street Address    City    State   Zip Code

                             3.
                             Street Address    City    State   Zip Code


                             The purpose of this Corporation shall be:
5.PURPOSE:
(optional-see instructions)

6. NAMES, ADDRESS            LAWRENCE A. KIRSH   /s/ Lawrence A. Kirsch
AND SIGNATURE OF             Name                Signature
INCORPORATOR.                90 STATE STREET, STE 815
(attach additional page      ALBANY           NY          12207
there is more than 1         Address    City  State       Zip Code
incorporator)


7. CERTIFICATE OF            I hereby accept appointment as Resident Agent for
ACCEPTANCE OF                the above named corporation.
APPOINTMENT OF
RESIDENT AGENT:              Authorized Signature of R. A. or    MARCH 25, 2005
                             On Behalf of R. A. Company                 Date


This form must be accompanied by appropriate fees. See attached fee schedule.

                              NEVADA SECRETARY OF STATE FORM 78 ARTICLES ES 2003
                                                             Revised on 09/29/03